UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2012

ENTROPIC COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33844	33-0947630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6290 Sequence Drive

San Diego, CA 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 768-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Entropic Communications, Inc. (“Entropic”) with the Securities and Exchange Commission (“SEC”) on April 18, 2012 (the “Initial 8-K”) related to Entropic’s acquisition of assets from Trident Microsystems, Inc. and certain of its subsidiaries (collectively referred to as “Trident”) used in or related to Trident’s set-top box system on a chip business (the “STB Business”) to include required financial statements of an acquired business, required pro forma financial information and related exhibits. The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

As previously disclosed to the SEC in Entropic’s letter dated January 2, 2012, audited carve-out financial statements for the STB Business were not prepared for the year ended December 31, 2009 or for the period from January 1, 2010 to February 8, 2010 (the date Trident acquired the STB Business), and reconstruction of such financial statements is not possible without unreasonable effort and expense. Accordingly, Entropic is not submitting audited carve-out financial statements for the STB Business for the year ended December 31, 2009 or for the period from January 1, 2010 to February 8, 2010.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired

The audited carve-out financial statements for the STB Business as of April 11, 2012, December 31, 2011 and 2010, for the year ended December 31, 2011 and for the periods from February 8, 2010 to December 31, 2010 and January 1, 2011 to December 31, 2011 and January 1, 2012 to April 11, 2012, are attached hereto as Exhibit 99.1 and are incorporated by reference in their entirety herein.

The unaudited financial statements of STB Business as of and for the three months ended March 31, 2012, and March 31, 2011, are attached hereto as Exhibit 99.2 and are incorporated by reference in their entirety herein.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.3 and is incorporated by reference in its entirety herein:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2012.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2011.

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2012.

(iv)	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit Number	Description

2.1(1)	Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

2.2(1)	Amendment to Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

2.3(2)	Second Amendment to Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

2.4(2)	Third Amendment to Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

23.1	Consent of Independent Accountants.

99.1	Audited Financial Statements for the STB Business as of April 11, 2012, December 31, 2011 and 2010, for the period from January 1, 2012 to April 11, 2012, the year ended December 31, 2011 and for the period from February 8, 2010 to December 31, 2010.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements.

(1)	Incorporated herein by reference to Entropic’s Current Report on Form 8-K filed with the SEC on January 20, 2012.

(2)	Incorporated herein by reference to Entropic’s Current Report on Form 8-K filed with the SEC on April 18, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENTROPIC COMMUNICATIONS, INC.

Dated: June 26, 2012	By:	/s/ Lance W. Bridges
Lance W. Bridges, Esq.
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1(1)	Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

2.2(1)	Amendment to Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

2.3(2)	Second Amendment to Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

2.4(2)	Third Amendment to Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

23.1	Consent of Independent Accountants.

99.1	Audited Financial Statements for the STB Business as of April 11, 2012, December 31, 2011 and 2010, for the period from January 1, 2012 to April 11, 2012, the year ended December 31, 2011 and for the period from February 8, 2010 to December 31, 2010.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements.

(1)	Incorporated herein by reference to Entropic’s Current Report on Form 8-K filed with the SEC on January 20, 2012.

(2)	Incorporated herein by reference to Entropic’s Current Report on Form 8-K filed with the SEC on April 18, 2012.

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